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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 4, 2002

                          BioMarin Pharmaceutical Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                     000-26727                68-0397820
(State or other jurisdiction of    (Commission             (IRS Employer
  incorporation or organization)     File Number)            Identification No.)


    371 Bel Marin Keys Boulevard,
    Suite 210, Novato, California                                94949
 (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:         (415) 884-6700


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On January 4, 2002, BioMarin Pharmaceutical Inc. (the "Registrant") announced that it made the following changes in its senior management structure:
Christopher Starr, Ph.D., co-founder and formerly Vice President, Research and Development, has been named Senior Vice President, Research and Development; Emil Kakkis, MD, Ph.D., formerly Vice President, Scientific Affairs, has been named Senior Vice President, Scientific Affairs; R. William Anderson, Vice President, Chief Operating Officer and Chief Financial Officer, has left the Company; and Phyllis Gardner, MD, Associate Professor of Medicine and Pharmacology, Stanford University School of Medicine, has joined BioMarin's Board of Directors.

         The Registrant's press release issued on January 4, 2002 is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Exhibit 99.1 Press Release of the Registrant dated January 4, 2002


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BioMarin Pharmaceutical Inc.,
                                        a Delaware corporation


Date: January 4, 2002                  By:  /s/ Fredric D. Price
                                          --------------------------------------
                                            Fredric D. Price
                                            Chairman and Chief Executive Officer



                                  EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.1               Press Release of the Registrant dated January 4, 2002


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                                                                    Exhibit 99.1

NEWS

Contacts:

Jeremy T. Price                                      Sharon Karlsberg
Financial and Investor Relations                     Vice President
BioMarin Pharmaceutical Inc.                         Feinstein Kean Healthcare
(415) 884-6777                                       (617) 577-8110

For Immediate Release:


BioMarin Announces Personnel Changes

Novato, CA, January 4th, 2002 - BioMarin Pharmaceutical Inc. (Nasdaq and SWX New
Market: BMRN) today announced that it has made the following changes in its senior management structure: Christopher Starr, PhD, co-founder and formerly Vice President, Research and Development, has been named Senior Vice President, Research and Development; Emil Kakkis, MD, PhD, formerly Vice President, Scientific Affairs, has been named Senior Vice President, Scientific Affairs; R. William Anderson, Vice President, Chief Operating Officer and Chief Financial Officer, has left the Company; and Phyllis Gardner, MD, Associate Professor of Medicine and Pharmacology, Stanford University School of Medicine, has joined BioMarin's Board of Directors.

Fredric D. Price, BioMarin's Chairman and Chief Executive Officer, said, "Having recently reported success with the outcomes of products in clinical trials, made an acquisition of two enzyme products that fit well with our technology base, and improved the Company's financial position with a secondary offering, it is appropriate now to turn attention to the task of putting together the key members of the senior management team who will assist me in carrying out our growth plans. Chris Starr and Emil Kakkis have contributed significantly to the Company's improved scientific and product development strength and their management roles have increased steadily in the last year. They have clearly earned these promotions and I look forward to their continued valuable input.

"I wish Bill Anderson well in his future endeavors and thank him for his contributions to BioMarin during the last four years. We are conducting a search for a new Chief Financial Officer. There is no current plan to fill the position of Chief Operating Officer.

"Phyllis Gardner has already had a positive impact on our Board of Directors and we look forward to her involvement in the Company's strategic planning process."

BioMarin specializes in the development and commercialization of therapeutic enzyme products to treat serious, life-threatening diseases and conditions.

This press release contains forward-looking statements about the business prospects of BioMarin Pharmaceutical Inc. These forward-looking statements are predictions and involve risks and uncertainties such that actual results may differ materially from these statements. Results may differ materially depending on the progress of BioMarin's product programs, the actual results of the current and planned clinical trials, actions of regulatory authorities, availability of capital, future actions in the pharmaceutical market and developments by competitors, and those factors detailed in BioMarin's filings with the Securities and Exchange Commission such as 10Q, 10K and 8K reports. Stockholders are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. BioMarin is under no obligation, and expressly disclaims any obligation, to update or alter any forward-looking statement, whether as a result of new information, future events or otherwise.